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                        SUPPLEMENT DATED APRIL 14, 1998 TO THE
                    PROSPECTUSES DATED MARCH 1 AND MARCH 31, 1998
                                OF RYDEX SERIES TRUST
                           6116 EXECUTIVE BLVD., SUITE 400
                                 ROCKVILLE, MD  20852

The supplement supersedes and replaces any existing supplements to each prospectus. This supplement provides new and additional information beyond that contained in each prospectus. It should be retained and read in conjunction with each prospectus.

As of April 14, 1998, the following Rydex Sector Funds had commenced operations:

     Banking             Basic Materials
     Biotechnology       Electronics
     Energy Services     Transportation
     Retailing           Telecommunications
     Leisure             Financial Services

Rydex Series Trust (the "Trust") will not commence the continuous offering of Investor Class or Advisor Class shares of any remaining Sector Fund unless the subscriptions for that Fund equal at least $5 million. The Trust is soliciting subscriptions for both Investor Class shares and Advisor Class shares of the following Sector Funds until such Funds have subscriptions of at least $5 million:

     Consumer Products        Energy
     Health Care

Prior to investing or sending money, please call 1-800-717-7776 and select "Sector Funds Information" to find out which Sector Funds are open. To purchase a Sector Fund that has commenced operations, see "HOW TO INVEST IN THE FUNDS."






                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE